[FIRST NILES FINANCIAL, INC. LETTERHEAD]

March 15, 2002

Dear Fellow Shareholder:

              On behalf of the Board of Directors and management of First Niles Financial, Inc., we cordially invite you to attend the annual meeting of the First Niles Financial, Inc. shareholders. The meeting will be held at 2:00 p.m. local time, on Wednesday, April 17, 2002 at our office located at 55 North Main Street, Niles, Ohio. The annual meeting will include management's report to you on the Company's 2001 financial and operating performance.

              An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

              Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postage paid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

              Your Board of Directors and management are committed to the success of First Niles Financial, Inc. and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

WILLIAM L. STEPHENS
Chairman of the Board, President and CEO

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FIRST NILES FINANCIAL, INC.
55 North Main Street
Niles, Ohio 44446
(330) 652-2539

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 17, 2002

              Notice is hereby given that the annual meeting of shareholders of First Niles Financial, Inc. will be held at the company's office located at 55 North Main Street, Niles, Ohio, on April 17, 2002, at 2:00 p.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

Proposal I.	Election of one director, for a term of three years; and

Proposal II.	The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2002.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

              The record date for the annual meeting is February 28, 2002. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Your Board of Directors recommends that you vote "FOR" the proposals.

              A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

              Thank you for your continued interest and support.

BY ORDER OF THE BOARD OF DIRECTORS

WILLIAM L. STEPHENS
Chairman of the Board, President and CEO

Niles, Ohio
March 15, 2002

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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FIRST NILES FINANCIAL, INC.
55 North Main Street
Niles, Ohio 44446
(330) 652-2539

____________________

PROXY STATEMENT

____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on April 17, 2002
____________________

INTRODUCTION

              The First Niles Financial, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of First Niles Financial, Inc. for use at the Company's annual meeting of shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 15, 2002. First Niles Financial, Inc. is referred to in this proxy statement as "First Niles" or the "Company."

       Certain of the information provided herein relates to Home Federal Savings and Loan Association of Niles, a wholly-owned subsidiary of First Niles. Home Federal Savings and Loan Association of Niles is referred to in this proxy statement as "Home Federal."

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

              Our annual meeting will be held as follows:

Date:	April 17, 2002
Time:	2:00 p.m., local time
Place:	Home Federal Savings and Loan Association of Niles
55 North Main Street
Niles, Ohio 44446

Matters to be Considered at the Annual Meeting

              At the annual meeting, shareholders of First Niles are being asked to consider and vote upon the following proposals:

Proposal I.	Election of one director, for a term of three years; and

Proposal II.	The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2002.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

              A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the

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record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Your Voting Rights

              We have fixed the close of business on February 28, 2002 as the record date for the annual meeting. Only shareholders of record of First Niles common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Niles common stock you own. On February 28, 2002, there were 1,516,068 shares of First Niles common stock outstanding and entitled to vote at the annual meeting.

              If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

              We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 13.8 percent of First Niles common stock. Employees of First Niles and Home Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of First Niles common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of management's director nominee and "FOR" the ratification of the appointment of Anness, Gerlach & Williams as independent auditors for First Niles for the year ending December 31, 2002. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" management's director nominee and "FOR" the ratification of the appointment of Anness, Gerlach & Williams. The ESOP trustee will vote the shares of First Niles common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Vote Required to Approve the Proposals

              First Niles' directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. This means that the director nominee with the most affirmative votes will be elected to fill the available seat. If you vote "Withheld" with respect to the election of the director nominee, your shares will not be voted with respect to the person indicated, although they will be counted for purposes of determining whether there is a quorum.

              Ratification of the appointment of Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2002 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. Shareholder abstentions on the proposal to ratify the appointment of Anness, Gerlach & Williams as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

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              The First Niles Board of Directors unanimously recommends that you vote "FOR" the election of management's director nominee and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2002.

How to Vote

              You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of First Niles common stock on February 28, 2002, the record date for voting at the annual meeting. See "-How to Revoke Your Proxy and Change Your Vote" below.

              Shares of First Niles common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Niles with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of management's director nominee and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2002. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

              The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

              You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy and Change Your Vote

              If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:
  signing and submitting a new proxy with a later date,

  notifying the Corporate Secretary of First Niles in writing before the annual meeting that you have revoked your proxy, or voting in person at the annual meeting.
If you have instructed a broker, bank or other nominee to vote your shares, you should follow the directions received from your nominee to change those instructions.

Proxy Solicitation Costs

              We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

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SHARE OWNERSHIP OF FIRST NILES FINANCIAL, INC. COMMON STOCK

              The following table presents information regarding the beneficial ownership of First Niles common stock as of February 28, 2002, by:
  those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of First Niles;

  each director and director nominee of First Niles;

  each executive officer of First Niles named in the Summary Compensation Table appearing under "Executive Compensation" below; and

  all of the executive officers and directors of First Niles as a group.
              The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Niles. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of First Niles.

              Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after February 28, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owner	Shares Beneficially Owned	Percent of Class
First Niles Financial, Inc. Employee Stock Ownership Plan	209,550(2)	13.8%
William S. Eddy, Director Nominee(5)	1,000	*
P. James Kramer, Director	42,281(3)	2.8%
Horace L. McLean, Retired Director(5)	14,313	*
Lawrence Safarek, Treasurer and Vice President Operations	77,911	5.0%
William L. Stephens, Chairman of the Board, President and CEO	94,721	6.1%
George J. Swift, Director, Vice President and Secretary	94,721(4)	6.1%
Ralph A. Zuzolo, Sr., Director	61,141(6)	4.0%
Directors and executive officers of the Corporation as a group (7 persons) (1)	386,088(7)	23.4%

(1)	Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the February 28, 2002 voting record date, pursuant to the exercise of stock options, as follows:
Mr. Stephens - 35,088 shares	Mr. Kramer - 8,772 shares	Mr. Zuzolo - 8,772 shares
Mr. Swift - 35,088 shares	Mr. McLean - 8,772 shares	Mr. Safarek - 35,088 shares
(2)	Represents shares held by the ESOP, 80,302 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3)	Includes shared beneficial ownership with respect to 15,000 shares of common stock held jointly by Mr. Kramer and his spouse and 15,000 shares held by Mr. Kramer as custodian for his children.

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(4)	Includes shared beneficial ownership with respect to 44,035 shares of common stock held in trust as to which Mr. and Mrs. Swift are co-trustees.
(5)	Mr. McLean retired as a director of First Niles and Home Federal effective January 28, 2002. Mr. Eddy was appointed by the Boards of Directors of First Niles and Home Federal to fill the vacancy created by Mr. McLean's retirement.
(6)	Includes shared beneficial ownership with respect to 14,800 shares of common stock owned by a corporation of which Mr. Zuzolo is a shareholder. Mr. Zuzolo disclaims beneficial ownership of the shares of common stock owned by the corporation except to the extent of his pecuniary interest therein.

(7)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 131,580 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.

PROPOSAL I - ELECTION OF DIRECTORS

              Our Board of Directors currently consists of five members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The director nominee currently serves as a director of First Niles. If the director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. The director nominee has consented to being named in this proxy statement and has agreed to serve if elected. At this time, we are not aware of any reason why this nominee might be unable to serve if elected.

              Effective January 28, 2002, Horace McLean retired after serving on the Boards of Directors of First Niles and Home Federal for over 14 years. The Boards of Directors of First Niles and Home Federal appreciate the guidance and dedicated service of Mr. McLean over the years. In accordance with the terms of our bylaws, William S. Eddy, the director nominee, was appointed to fill the vacancy created by Mr. McLean's retirement.

              The table below sets forth information regarding our Board of Directors, including their age, position with First Niles and term of office. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held	Director Since(2)	Term of Office Expires
		Nominees
William S. Eddy	46	Director	2002	2005

		Directors Remaining in Office
William L. Stephens	70	Chairman of the Board, President and Chief Executive Officer	1969	2003
George J. Swift	79	Director, Vice President and Secretary	1969	2003
P. James Kramer	46	Director	1994	2004
Ralph A. Zuzolo, Sr.	59	Director	1979	2004

(1) At December 31, 2001.

(2) Includes service as a director of Home Federal.

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              The principal occupation of each director of First Niles and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

              William S. Eddy. Dr. Eddy has a doctorate degree in Osteopathic Medicine and since 1988 has served as the president of the Clinic of Osteopathic Medicine, Inc., located in Niles, Ohio. Dr. Eddy was appointed to the First Niles and Home Federal Boards of Directors effective January 28, 2002.

              William L. Stephens. Mr. Stephens serves as Chairman of the Board, President and Chief Executive Officer of Home Federal and First Niles. He has served in such capacities for Home Federal since 1969 and for First Niles since its inception in October 1998.

              George J. Swift. Mr. Swift is Vice President and Secretary of Home Federal and First Niles. He has served in such capacities with Home Federal since 1969 and for First Niles since its inception in October 1998.

              P. James Kramer. Since 1984, Mr. Kramer has served as President of William Kramer & Son, a heating and air conditioning company, located in Niles, Ohio.

Ralph A. Zuzolo, Sr. Mr. Zuzolo is an attorney and a principal in the law firm of Zuzolo, Zuzolo & Zuzolo, located in Niles, Ohio. Mr. Zuzolo has been with his law firm since 1968. Mr. Zuzolo is also the Chief Executive Officer of American Title Services, Inc., a real estate title agency located in Niles, Ohio.

MEETINGS AND COMMITTEES

Meetings

              The Board of Directors of First Niles generally meets twice per month. Meetings of the Board of Directors of Home Federal, the Company's wholly-owned operating subsidiary, are also generally held twice per month. The First Niles Board of Directors conducted 24 regular meetings and one special meeting during fiscal 2001. The Home Federal Board of Directors conducted 24 regular meetings and two special meetings during fiscal 2001. Each director attended at least 75% of the (i) First Niles Board meetings and any committees on which he served and (ii) Home Federal Board meetings and any committees on which he served.

Committees

              The First Niles Board of Directors' principal standing committees are the Executive, Compensation and Audit Committees. The First Niles Board of Directors does not have a standing nominating committee; rather, the entire Board of Directors is responsible for this function.

              The Executive Committee of the Board of Directors is comprised of Directors Stephens, Swift, and Zuzolo. To the extent authorized by the Board of Directors and First Niles' bylaws, the committee exercises all of the authority of the Board of Directors between board meetings. The Executive Committee did not meet during fiscal 2001.

Every member of First Niles' Board of Directors serves on the Compensation and Audit Committees. The Compensation Committee administers our stock option and incentive plan and our recognition and retention plan, and reviews overall compensation policies for First Niles. Since First Niles currently does not pay any salaries to its officers or employees, all compensation matters, except for stock-based compensation awards, are addressed by Home Federal's (our principal subsidiary) Board of Directors.

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During fiscal 2001, the Compensation Committee did not meet at the holding company level, however, Home Federal's compensation committee, which has an identical make-up, met two times.

              The Home Federal compensation committee is responsible for:
  determining salaries to be paid to its officers and employees, based on recommendations of President Stephens and Vice President Swift. President Stephens and Vice President Swift excuse themselves from Board discussions concerning their salaries as President and Vice President, respectively;

  overseeing the administration of our employee benefit plans covering employees generally; and

  reviewing our compensation policies.

              The Audit Committee of First Niles operates under a written charter adopted by the full Board of Directors. A majority of the Audit Committee members are "independent" under the definition contained in the National Association of Securities Dealers listing standards for the Nasdaq SmallCap Market. This committee, among other things, oversees the entire audit function for First Niles, both internal and independent, and ensures the existence of effective accounting and internal control systems. This committee met four times during fiscal year 2001.

              The entire Board of Directors selects nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the bylaws of First Niles. Pursuant to the Company's bylaws, nominations by shareholders must be delivered in writing to the Secretary of First Niles at least 60 days prior to the date of the annual meeting; provided, however, that in the event less than 70 days' notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to First Niles no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was first made.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

              The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

              The Audit Committee of First Niles consists of the entire Board of Directors. The Audit Committee operates under a written charter that specifies its duties and responsibilities.

              Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statement in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

              As required by its charter, the Audit Committee received and reviewed the report of Anness, Gerlach & Williams ("AGW") regarding the results of their audit, as well as the written disclosures and the letter from AGW required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit

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Committees). The Audit Committee reviewed and discussed the audited financial statements with the management of First Niles. A representative of AGW also discussed with the audit committee the independence of AGW from First Niles, as well as the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

              Based on the Audit Committee's review and discussions noted above, it was recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the SEC.

              Submitted by the undersigned members of the Audit Committee:

               William L. Stephens
               George J. Swift
               Ralph A. Zuzolo, Sr.
               P. James Kramer
               William S. Eddy

COMPENSATION OF DIRECTORS

              The members of the Boards of Directors of First Niles and Home Federal are identical. Directors of First Niles are not compensated for service on the Company's Board of Directors. Directors of Home Federal, however, are compensated for service on the Home Federal Board of Directors. During fiscal 2001, each director (employee and non-employee) of Home Federal was paid a fee of $500 for each meeting of the Board of Directors attended, with up to five excused absences paid per year.

              Ralph A. Zuzolo, Sr., a director of First Niles and Home Federal, is a partner in the law firm of Zuzolo, Zuzolo & Zuzolo, which firm acts as counsel to Home Federal from time to time. The legal fees received by the law firm from professional services rendered to Home Federal during the year ended December 31, 2001 did not exceed five percent of the firm's gross revenues.

EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table sets forth summary information concerning compensation awarded to, earned by or paid to First Niles' chief executive officer and any other executive officer, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal year ended December 31, 2001. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

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		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Awards ($)	Options (#)	All Other Compensation ($)
William L. Stephens President and CEO	2001	$155,440	$ ---	$ ---	$ ---	$ 24,502(3)
	2000	155,040	---	---	---	26,495
	1999	142,440	58,195	116,365(2)	35,088	19,196

George J. Swift Vice President and Secretary	2001	$155,440	$ ---	$ ---	$ ---	$ 24,502(3)
	2000	155,040	---	---	---	26,495
	1999	142,440	58,195	116,365(2)	35,088	19,196

(1)	Includes director fees of $13,000 in 2001, $12,600 in 2000 and $11,700 in 1999 for service on the Home Federal Board of Directors.
(2)	Represents the aggregate dollar value of the award of 9,356 shares of First Niles common stock on December 15, 1999, the date of the grant. As of December 31, 2001, the award of restricted stock granted to each of Messrs. Stephens and Swift had fully vested.

(3)	Represents Home Federal's annual contributions to the ESOP on behalf of Messrs. Stephens and Swift, respectively. The ESOP contributions made on behalf of Messrs. Stephens and Swift each had a market value of $60,614 as of December 31, 2001, the last trading day of the fiscal year.

Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

              The following table sets forth the number and value of unexercised stock options held by the named executive officers. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 2001. The fair market value of a share of First Niles common stock was $13.10 on December 31, 2001, based on the closing price of First Niles common stock as reported on the Nasdaq Stock Market on that date. No stock options were exercised by the named executive officers during the fiscal year ended December 31, 2001.

	Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
William L. Stephens	35,088	---	$20,000	$---
George J. Swift	35,088	---	20,000	---

Employment Agreements
              On October 26, 1998, Home Federal entered into employment agreements with President Stephens and Vice President Swift. The employment agreements provide for an annual base salary in an amount not less than the employee's then current salary. The initial term of each of the employment agreements is for three years. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreements, on each anniversary of the effective date of the agreements. All extensions are subject to a formal performance evaluation performed by disinterested members of the Board of Directors of Home Federal. The agreements grant participation in an equitable manner in discretionary bonuses as well as employee benefits applicable to executive personnel. The agreements do not contain a change in control provision. As of the date of this proxy statement, there were approximately two years remaining on the term of each of the employment agreements.

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              The agreements provide for termination upon the employee's death or disability, for cause or in certain events specified by Office of Thrift Supervision regulations. If the employment of the employee is "involuntarily terminated," other than for the reasons set forth in the preceding sentence, the employee is entitled to (i) his then applicable salary for the then-remaining term of his agreement and (ii) health insurance benefits as maintained by us for the benefit of our senior executive employees. The term "involuntarily terminated" refers to the termination of employment of the employee without his express written consent, other than retirement. In addition, a material diminution of or interference with the employee's duties, responsibilities and benefits in his current officer position shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. Any of the following actions would constitute such diminution or interference unless consented to in writing by the employee:
              (a)       a change in the principal workplace of the employee to a location outside of a 30 mile radius from our headquarters office as of the date of the agreement;

              (b)       a material demotion of the employee, a material reduction in the number or seniority of other personnel reporting to the employee, or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the employee, other than as part of a company-wide reduction in staff;

              (c)       a material adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had previously been provided to the employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of First Niles or Home Federal; and

              (d)       a material permanent increase in the required hours of work or the workload of the employee.
The employment agreements are also terminable by the employees upon 90 days' notice to Home Federal.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

              The First Niles Board of Directors has renewed arrangement for Anness, Gerlach & Williams to be its independent auditors for the year ending December 31, 2002, subject to the ratification of the appointment by shareholders. A representative of Anness, Gerlach & Williams is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

              The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Anness, Gerlach & Williams as First Niles' independent auditors for the year ending December 31, 2002.

              Audit Fees. Aggregate fees billed by Anness, Gerlach & Williams for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $53,900.

              Financial Information System Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to First Niles by Anness, Gerlach & Williams for fiscal 2001.

              All Other Fees. The aggregate fees billed to the Company by Anness, Gerlach & Williams for fiscal 2001 were $13,125, consisting primarily of tax related services, including the drafting of inter-company expense allocation agreements.

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              The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2001 by Anness, Gerlach & Williams, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

CERTAIN TRANSACTIONS

              Home Federal has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

              All loans made by Home Federal to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Home Federal. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2001.

SHAREHOLDER PROPOSALS

              In order to be eligible for inclusion in First Niles' proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at First Niles' executive office at 55 North Main Street, Niles, Ohio 44446 on or before November 15, 2002. Shareholder proposals to be considered for presentation at next years annual meeting, although not included in the proxy statement, must be received at our executive office on or before February 15, 2003; provided, however, that in the event that the date of next year's annual meeting is held before March 27, 2003 or after June 16, 2003, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made.

              All shareholder proposals for inclusion in First Niles' proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in First Niles' proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law.

OTHER MATTERS

              The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Proxy Card

[FRONT OF CARD]

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED
PROXY IN THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

fold and detach here

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REVOCABLE PROXY
FIRST NILES FINANCIAL, INC.
Annual Meeting of Shareholders • April 17, 2002
               The undersigned hereby appoints the members of the Board of Directors of First Niles Financial, Inc., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Niles Financial, Inc. common stock held of record by the undersigned at the close of business on February 28, 2002, at the annual meeting of shareholders to be held on Wednesday, April 17, 2002, and at any and all adjournments or postponements thereof.

              This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted FOR each of the proposals set forth herein. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

               The Board of Directors recommends a vote "FOR" the listed proposals.

Proposal I:	The election of William S. Eddy as a director of First Niles Financial, Inc., for a term of three years.

FOR	WITHHOLD

Instructions: To vote for the director nominee mark the box "FOR" with an "X". To withhold your vote from the director nominee mark the box "WITHHOLD" with and "X".

Proposal II:	Ratification of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2002.

FOR	WITHHOLD	ABSTAIN

(Please sign and date on reverse side)

[BACK OF CARD]

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED
PROXY IN THE ENCLOSED. PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

fold and detach here

----------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              This proxy may be revoked at any time before it is voted by delivering to the Secretary of First Niles Financial, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of First Niles Financial, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

               The undersigned acknowledges receipt from First Niles Financial, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 17, 2002, an Annual Report to Shareholders for the year ended December 31, 2001, and a proxy statement relating to the business to be addressed at the meeting.

Dated: ________________________

PRINTED NAME OF SHAREHOLDER APPEARS HERE
SIGNATURE OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER
Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

End.